Exhibit 99.26
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                Computational Materials and/or ABS Term Sheets


                                         aggregate pool             group: ______            group: __2____
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              gross WAC                                                                          6.56%
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            wtd avg FICO                                                                          682
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             FICO < 600                                                                            0%
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            FICO 600-650                                                                          18%
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            wtd avg CLTV                                                                          87%
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              CLTV = 80                                                                           39%
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            CLTV > 80.01                                                                          52%
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           LTV 95.01 -100                                                                         23%
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            Full Doc (%)                                                                          56%
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           Stated Doc (%)                                                                         44%
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              purch (%)                                                                           67%
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             CO refi (%)                                                                          32%
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             Own Occ (%)                                                                          98%
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         Prepay Penalty (%)                                                                       84%
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               DTI (%)
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              ARM ? (%)                                                                           100%
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              2/28 (%)                                                                            54%
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              3/27 (%)                                                                            46%
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            1st Lien (%)                                                                          100%
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          Avg Loan Balance                                                                    $385,014.05
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             # of Loans                                                                           709
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          Loan Bal < $100k                                                                       0.30%
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           Mtg Rates > 12%                                                                         0%
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          Manuf Housing (%)                                                                        0%
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            largest state                                                                 California - 62.49%
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           silent 2nd (%)                                                                         33%
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            IO loans (%)                                                                          89%
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               5yr IO                                                                             10%
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               2 yr IO                                                                            48%
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              IO: FICO                                                                            684
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               IO LTV                                                                             86%
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               IO DTI
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             IO full doc                                                                          57%
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              IO: purch                                                                           66%
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